________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2002


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-44.

         The Company is filing copies of its monthly United States Trustee Reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K in accordance with the Commission's general guidance as set forth in SEC Release No. 349660.

Item 7.  Exhibits.

(c)      Exhibits.


Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for April 2002.
99.2           United States Trustee Report of American Sintered Technologies, Inc. for April 2002
99.3           United States Trustee Report of Custom Technologies Corp. for April 2002
99.4           United States Trustee Report of Escast, Inc. for April 2002
99.5           United States Trustee Report of Fansteel Holdings, Inc. for April 2002
99.6           United States Trustee Report of Fansteel Schulz Products, Inc. for April 2002
99.7           United States Trustee Report of Phoenix Aerospace Corp. for April 2002
99.8           United States Trustee Report of Washington Manufacturing Co. for April 2002
99.9           United States Trustee Report of Wellman Dynamics Corp. for April 2002



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer


Dated:  June 7, 2002

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------
MONTHLY OPERATING REPORT
                                                                        DOCUMENT   EXPLANATION
                                                      FORM NO.          ATTACHED    ATTACHED
                                                    ----------------  ------------ --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements             MOR 1           Yes           No
   Bank Reconciliations                                 MOR 1 (cont)  Available       No
   Copies of bank statements                                          Available       No
   Cash disbursement journals                                         Available       No
Statement of operations                                 MOR 2           Yes           No
Balance Sheet                                           MOR 3           Yes           No
Status of Postpetition Taxes                            MOR 4           Yes           No
   Copies of payment receipts                                         Available       No
   Copies of tax returns filed during reporting period                Available       No
Summary of Unpaid Postpetition Debts                    MOR 4           Yes           No
   Listing of aged accounts payable                                   Available       No
Accounts Receivable Reconciliation and Aging            MOR 5            Yes          No
Debtor Questionnaire                                    MOR 5            Yes          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

------------------------------------------    ---------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
------------------------------------------    ---------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                   CURRENT MONTH                          CUMULATIVE FILING TO DATE
                           ---------------------------------    ---------------------------------------
                              ACTUAL         PROJECTED              ACTUAL            PROJECTED
                           --------------  -----------------    ------------------  -------------------
RECEIPTS
--------

A/R Collections           $  4,545,744       $  4,588,000         $ 15,097,947       $   15,546,050
Loans                                -                  -                    -                    -
Sale of Assets                       -                  -                    -                    -
InterCompany Transfers       1,206,113            136,000              900,751              320,000
Other                           29,798                  -              241,829              173,257

                          --------------  -----------------     -----------------  -------------------
     Total Receipts          5,781,655          4,724,000           16,240,527           16,039,307
                          --------------  -----------------     -----------------  -------------------

DISBURSEMENTS
-------------

Net Payroll                   723,299            802,606             2,856,643            3,047,347
Payroll Taxes                 444,079            353,138             1,387,999            1,046,598
Accounts Payable            1,755,274          1,985,415             7,272,736            8,891,834
Profit Sharing / Pension      168,156            195,009               577,554              621,711
Insurance                     586,030            802,380             1,339,610            1,638,280
Commissions                   125,280            178,617               521,783              595,782
Utilities                     259,228            273,760               573,500              648,225
Leases / Rents                 40,312             62,928                61,825              135,005
Bank Service Charges                -                  -                     -                    -
Loans                               -                  -                     -                    -
Professional Fees-Bankruptcy  273,612            275,000               633,612              275,000
US Trustee Fees                 2,250              2,250                 2,250                2,250
Court Costs                         -                  -                     -                    -
                         --------------  -----------------     -----------------  -------------------
     Total disbursements    4,377,520          4,931,103            15,227,511           16,902,032
                         --------------  -----------------     -----------------  -------------------

NET CASH FLOW            $  1,404,136       $   (207,103)          $ 1,013,016       $     (862,725)
-------------
                         ==============  =================     =================  ===================


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BANK RECONCILI ATION (MOR-1)
                                           Account                                Book
Balance per Books                           Number      Account Type             Balance
                                        -------------  ------------------     -------------
Petty Cash                                      N/A     Petty cash                $  5,921

National City Bank                        884096887     Operational              2,440,920

Bank of Waukegan                            1955426     Payroll                    (46,825)

Bank of Waukegan                            1975978     Operational                 73,789

Bank of Waukegan                            1976083     Health Insurance           128,213

American National Bank                     18080308     Concrentration Account      23,957

First Midwest Bank                          0173906     Petty Cash                   1,359

Mellon Bank                                 0111587     Operational                  2,706

Mellon Bank                                 1465820     Payroll                     37,795

Hancock Bank                             01-0101494     Payroll                      1,662

Bancorp South                              06582837     Operational                 14,568

National City Bank                        884096799     Disbursement                96,881

Bank One                                  261379147     Payroll                     (5,351)

National City Bank                        884156747     Disbursements              (22,403)

American National Bank                     18081568     Disbursement              (284,838)

American National Bank                     18081576     Payroll                    (16,994)
                                                                                ----------
                                                                                $2,451,360
                                                                                ==========

Bank reconciliations are available.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                             Month of              CUMULATIVE
                                               April              FILING TO DATE
                                         --------------          ---------------

Gross Sales                                $ 4,690,724            $ 15,699,196
Less: Defective mat'l returned                       -                       -
      Sales allowances                          17,988                  60,659
      Cash discounts                            22,888                 115,303
                                           -----------             -----------
         Total sales deductions                 40,876                 175,962
                                           -----------             -----------

      NET SALES                              4,649,848              15,523,234
                                           -----------             -----------
Cost of Sales                                3,993,359              13,468,682
                                           -----------             -----------
        GROSS PROFIT                           656,489               2,054,552
                                           -----------             -----------

Selling, General & Admin. Expense
    Selling expense                            313,382               1,155,424
    General & Admin. expense                   641,624               1,957,119
    Corporate Fees                            (190,523)               (982,311)
                                           -----------             -----------
      Total S G & A and Environ. Expense       764,483               2,130,232
                                           -----------             -----------

        OPERATING INCOME                      (107,994)                (75,680)
                                           -----------             -----------


OTHER INCOME (EXPENSE)
  Other Income (Expense)                         2,814                 (23,821)
  Interest Expense                              10,835                 (12,224)
                                           -----------             -----------
    Other Income (Expense)                      13,649                 (36,045)
                                           -----------             -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                       (94,345)               (111,725)
                                           -----------             -----------
REORGANIZATION ITEMS
  Professional Fees                            133,002                 940,668
  US Trustee Quarterly Fees                      2,250                   2,250
  (Gain) Loss from sale of equipment                 -                       -
  Other Reorganization Expenses                      -                       -
                                           -----------             -----------
      Total Reorganization Items               135,252                 942,918
                                           -----------             -----------

INCOME (LOSS) BEFORE TAXES                    (229,597)             (1,054,643)

Provision for Taxes                            (80,000)               (350,000)
                                           -----------             -----------
NET INCOME (LOSS)                         $   (149,597)            $  (704,643)
                                           ===========             ===========


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                  4/30/02           1/15/02
                                              ---------------   ---------------
ASSETS
-----------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents      $ 2,451,360       $  1,438,344
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                    11,061,996          9,703,056
    Inventories -net                             13,228,010         13,747,533
    Other assets - current                        4,718,849          3,556,028
                                               ------------       ------------
           TOTAL CURRENT ASSETS                  31,460,215         28,444,961
                                               ------------       ------------
OTHER ASSETS
    Deferred income taxes                         7,355,559          6,453,559
    Intercompany receivable                      37,055,330         35,224,200
    Investment in subsidiaries                   15,221,175         15,221,175
    Other                                            58,956            120,306
                                               ------------       ------------
           TOTAL OTHER ASSETS                    59,691,020         57,019,240
                                               ------------       ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                            381,348            381,348
    Buildings                                     4,925,497          4,925,497
    Machinery and equipment                      35,951,210         35,951,210
                                               ------------       ------------
        Total property, plant and equipment      41,258,055         41,258,055
    Less: Accum. depreciation and amortization   34,764,489         34,547,637
                                               ------------       ------------
           NET PROPERTY, PLANT AND EQUIPMENT      6,493,566          6,710,418
                                               ------------       ------------
TOTAL ASSETS                                   $ 97,644,801       $ 92,174,619
                                               ============       ============

LIABILITIES & SHAREHOLDERS' EQUITY                4/30/02           1/15/02
-----------------------------------------     --------------    --------------
LIABILITIES (POSTPETITION)
-----------------------------------------
CURRENT LIABILITIES
 Current portion of long-term debt               $       -           $       -
 Accounts payable                                  818,938                   -
 Accrued liabilities                             7,127,230                   -
 Accrued income taxes                                    -                   -
 Dividends payable                                       -                   -
                                               ------------       ------------
           TOTAL CURRENT LIABILITIES             7,946,168                   -
                                               ------------       ------------
LONG-TERM DEBT - SECURED                                 -                   -
                                               ------------       ------------
OTHER LIABILITIES
  Disc. operations and environ. remediation              -                   -
    Deferred income taxes                                -                   -
    Intercompany payable                         2,851,000                   -
    Long-term pension liability                    304,332                   -
                                               ------------       ------------
           TOTAL OTHER LIABILITIES               3,155,332                   -
                                               ------------       ------------
TOTAL LIABILITIES (POSTPETITION)                11,101,500                   -
                                               ------------       ------------




LIABILITIES (PREPETITION)
--------------------------------------------
   Secured debt                                          -                   -
   Priority debt 1                                 233,870           4,565,926
   Unsecured debt                               90,085,330          90,565,733
   Intercompany payable                         27,780,491          27,899,610
                                               ------------       ------------
TOTAL LIABILITIES (PREPETITION)                118,099,691         123,031,269
                                               ------------       ------------
TOTAL LIABILITIES                              129,201,191         123,031,269
                                               ------------       ------------
SHAREHOLDERS' EQUITY
    Common stock                                21,747,145          21,747,145
    Capital in excess of par value                 316,000             316,000
    Equity - unearned compensation                       -              (4,903)
    Minimum pension liability adjustment        (8,740,000)         (8,740,000)
    Foreign currency translation adjustment              -                   -
    Retained earnings - prepetition            (44,174,892)        (44,174,892)
    Retained earnings - postpetition              (704,643)                  -
                                               ------------       ------------
           TOTAL SHAREHOLDERS' EQUITY          (31,556,390)        (30,856,650)
                                               ------------       ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $ 97,644,801        $ 92,174,619
                                               ============       ============

  1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
-------------------------------------------------------------------------------------------
                                                                            Tax Liability
                                Beginning       Amt. Withheld     Amount      at end of
FEDERAL TAXES:                Tax Liability     or Amt of Tax      Paid     Current Month
-------------------------------------------------------------------------------------------

Withholding                        43,200           137,693       145,242        35,651
FICA-Employee                      26,651            71,423        76,513        21,561
FICA-Employer                      26,681            71,067        76,513        21,235
Unemployment                       33,784             7,622        19,098        22,308
Income Tax                              0                 0             0             0
Foreign Income Tax                      0                 0             0             0
Other                                   0                 0             0             0
                               --------------------------------------------------------
   TOTAL FEDERAL TAXES           $130,316          $287,805      $317,366      $100,755
                               --------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                        22,288            41,066        51,202        12,152
Unemployment                       68,881            21,745        72,842        17,784
Sales                               8,790            21,846         2,816        27,820
Income Tax                              0                 0             0             0
Real Property                     212,127          (116,024)            0        96,103
Personal Property                  16,550             3,820             0        20,370
Other: Local                          562             2,962         2,669           855
                               --------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $329,198          ($24,585)     $129,529      $175,084
                               --------------------------------------------------------
                               --------------------------------------------------------
TOTAL POST PETITION TAXES        $459,514          $263,220      $446,895      $275,839
                               ========================================================


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------
                                                            Number of Days Past Due
                              ----------------------------------------------------------------------------
                                    Current    30 days   31-60 days  61-90 days  over 90 days        Total
----------------------------------------------------------------------------------------------------------
Accounts Payable                      818,938     0           0          0            0            818,938
Wages Payable                       2,454,219     0           0          0            0          2,454,219
Taxes Payable (Other than income)     275,839     0           0          0            0            275,839
Professional Fees                     549,423     0           0          0            0            549,423
Rent/Lease - Building                       0     0           0          0            0                  0
Rent/Lease - Equipment                      0     0           0          0            0                  0
Other Accrued Liabilities           3,847,749     0           0          0            0          3,847,749
Income Taxes Payable                        0     0           0          0            0                  0
Secured Debt                                0     0           0          0            0                  0
Intercompany Payable                2,851,000     0           0          0            0          2,851,000
Other LT Liabilities                  304,332     0           0          0            0            304,332
                              ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $11,101,500    $0          $0         $0           $0        $11,101,500
                              ============================================================================


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
---------------------------------------------------------------------------------------------
                                               Dates          Amount           Check Nos.
Description of Tax                             Paid            Paid             or EFT
---------------------------------------------------------------------------------------------
State Withholding - California                4/16/02        $  2,484           96467
State Withholding - California                4/23/02           2,375           96508
State Withholding - California                4/09/02           2,289           96434
State Withholding - California                4/02/02           2,490           96387
State Withholding - Connecticut               4/18/02             940           96483
State Withholding - Connecticut               4/23/02           1,020           96511
State Withholding - Connecticut               4/11/02             871           96449
State Withholding - Connecticut               4/04/02             973           96419
State Withholding - Indiana                   4/30/02             488           96550
State Withholding - Kentucky                  4/30/02           3,109           96552
State Withholding - Kentucky                  4/09/02           2,536           96437
State Withholding - Michigan                  4/11/02             503           96454
State Withholding - Mississippi               4/11/02           3,419           96455
State Withholding - North Carolina            4/30/02               4           96558
State Withholding - Ohio                      4/30/02             586           96561
State Withholding - Oklahoma                  4/25/02           3,797           96528
State Withholding - Oklahoma                  4/11/02           2,687           96456
State Withholding - Pennsylvania              4/16/02           4,280           96478
State Withholding - Pennsylvania              4/02/02           4,335           96404
State Withholding - Virginia                  4/30/02             389           96568
State Withholding - West Virginia             4/18/02             554           96500
State Withholding - West Virginia             4/25/02             238           96536
State Withholding - Wisconsin                 4/30/02             528           96573
State Withholding - Wisconsin                 4/11/02             520           96460
Sales Tax - California                        4/23/02             244           96581
Sales Tax - Colorado                          4/23/02             173           96510
Sales Tax - Illinois                          4/23/02               7           96515
Sales Tax - Kentucky                          4/23/02              52           96516
Sales Tax - Massachusetts                     4/25/02              20           96523
Sales Tax - Mississippi                       4/25/02             502           96524
Sales Tax - Missouri                          4/25/02             576           96525
Sales Tax - New Jersey                        4/25/02              12           96526
Sales Tax - Ohio                              4/25/02             191           96527
Sales Tax - Pennsylvania                      4/25/02              21           96529
Sales Tax - Texas                             4/25/02              15           96534
Sales Tax - Tennessee                         4/25/02              46           96533
Sales Tax - Utah                              4/30/02             570           96567
Sales Tax - Washington                        4/30/02             387           96569
Unemployment - California                     4/30/02          20,013           96542
Unemployment - Connecticut                    4/30/02          11,621           96543
Unemployment - Illinois                       4/30/02           5,144           96549
Unemployment - Kentucky                       4/30/02           7,604           96551
Unemployment - Mississippi                    4/30/02           2,632           96557
Unemployment - Oklahoma                       4/30/02           3,283
Unemployment Pennsylvania                     4/30/02          22,321           96563
Unemployment - West Virginia                  4/30/02             224           96570
FICA & Fed W/H                               04/01/02         101,640            EFT
FICA & Fed W/H                               04/10/02          43,715            EFT
FICA & Fed W/H                               04/15/02         106,189            EFT
FICA & Fed W/H                               04/24/02          46,724            EFT
PA Employee Inc Tax W/H-Local                04/30/02           9,787      861-869,871-875
Lexington KY City/Cnty Occup & School Tax    04/30/02           2,669           15014
Federal Unemployment Taxes                                     19,098            EFT

                                                            ---------
TOTAL POST PETITION TAXES PAID                              $ 446,895
                                                            =========


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period     11,014,913
PLUS Amounts billed during the period                                   4,773,211
LESS Amounts collected during the period                                4,545,744
                                                                   --------------
Total Accounts Receivable at the end of the reporting period          $11,242,380
                                                                   ==============
---------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------
0-30 days old                                                           5,161,235
31-60 days old                                                          2,176,029
61-90 days old                                                          1,527,827
91+ days old                                                            2,377,289
Total Accounts Receivable                                              11,242,380
Amount considered uncollectible (bad debt)                                384,906
                                                                   --------------
Accounts Receivable (Net) at the end of the current period            $10,857,474
                                                                   ==============


DEBTOR QUESTIONNAIRE
-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                       YES    NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal             x
   course of business this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a             x
   debtor in possession account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no,      x
   provide an explanation below.
4. Are workers compensation and general liability and other         x
   necessary insurance coverages in effect? If no, provide an explanation below.


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.





                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                                   DOCUMENT     EXPLANATION
                                                                  FORM NO.         ATTACHED       ATTACHED
                                                                -------------    -----------   -------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1                Yes            No
        Bank Reconciliations                                    MOR 1 (cont)      Available         No
        Copies of bank statements                                                 Available         No
        Cash disbursement journals                                                Available         No
Statement of operations                                         MOR 2                Yes            No
Balance Sheet                                                   MOR 3                Yes            No
Status of Postpetition Taxes                                    MOR 4                Yes            No
        Copies of payment receipts                                                Available         No
        Copies of tax returns filed during reporting period                       Available         No
Summary of Unpaid Postpetition Debts                            MOR 4                Yes            No
        Listing of aged accounts payable                                          Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5                Yes            No
Debtor Questionnaire                                            MOR 5                Yes            No




I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------  ------------------------------------
Signature of Authorized Individual       Date

R. Michael McEntee                       Vice President
---------------------------------------  ------------------------------------
Printed Name of Authorized Individual    Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                                ---------------------------     --------------------------------

                                    ACTUAL      PROJECTED           ACTUAL         PROJECTED
                                ------------- -------------     --------------  ----------------
RECEIPTS
A/R Collections                  $ 1,160,529   $ 1,125,000        $ 3,288,719       $ 3,258,257
Loans                                      -             -                  -                 -
Sale of Assets                             -             -                  -                 -
InterCompany Transfers              (327,364)      (96,000)          (497,249)         (246,000)
Other                                  3,043             -              4,100               882

                                ------------- -------------     --------------  ----------------
     Total Receipts                  836,208     1,029,000          2,795,570         3,013,139
                                ------------- -------------     --------------  ----------------

DISBURSEMENTS

Net Payroll                          105,000        82,500            373,433           335,788
Payroll Taxes                         83,837        76,000            204,035           181,942
Accounts Payable                     678,710       759,800          2,018,177         2,067,675
Profit Sharing / Pension                   -             -                  -                 -
Insurance                             30,048        39,000             98,890           115,912
Commissions                           30,899        50,000            136,834           104,392
Utilities                             31,006        51,600             39,606            97,425
Leases / Rents                             -         8,762                  -            13,143
Bank Service Charges                       -             -                  -                 -
Loans                                      -             -                  -                 -
Professional Fees-Bankruptcy               -             -                  -                 -
US Trustee Fees                            -             -                  -                 -
Court Costs                                -             -                  -                 -

                                ------------- -------------     --------------  ----------------
     Total disbursements             959,500     1,067,662          2,870,975         2,916,277
                                ------------- -------------     --------------  ----------------


NET CASH FLOW                     $ (123,292)    $ (38,662)         $ (75,405)         $ 96,862
-------------
                                ============= =============     ==============  ================




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                         Account                                Book
Balance per Books                        Number          Account Type          Balance
                                       ------------     --------------      -------------
  National City Bank of PA              239732043        Payroll               $   65,540

  National City Bank                    884096860        Disbursement          $ (123,292)

  Petty Cash                               N/A           Petty cash                   300
                                                                               ----------
                                                                               $  (57,452)
                                                                               ==========

Bank reconciliations are available.


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                  Month of             CUMULATIVE
                                                   April             FILING TO DATE
                                                ------------        ----------------
Gross Sales                                       $ 936,976             $ 3,538,489
Less: Defective mat'l returned                            -                       -
        Sales allowances                                  -                   5,126
        Cash discounts                               17,254                  33,426
                                                ------------        ----------------
           Total sales deductions                    17,254                  38,552
                                                ------------        ----------------

        NET SALES                                   919,722               3,499,937
                                                ------------        ----------------

Cost of Sales                                       763,375               2,879,792
                                                ------------        ----------------

        GROSS PROFIT                                156,347                 620,145
                                                ------------        ----------------

Selling, General & Admin. Expense
    Selling expense                                  50,797                 261,274
    General & Admin. expense                         44,956                 146,338
    Corporate Fees                                    7,273                  25,560
                                                ------------        ----------------
      Total S G & A and Environ. Expense            103,026                 433,172
                                                ------------        ----------------

        OPERATING INCOME                             53,321                 186,973
                                                ------------        ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                7                  13,901
    Interest Expense                                 13,926                  (3,435)
                                                ------------        ----------------
        Other Income (Expense)                       13,933                  10,466
                                                ------------        ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             67,254                 197,439
                                                ------------        ----------------

REORGANIZATION ITEMS
    Professional Fees                                16,000                  48,000
    US Trustee Quarterly Fees                             -                       -
    (Gain) Loss from sale of equipment                    -                       -
    Other Reorganization Expenses                         -                       -
                                                ------------        ----------------
        Total Reorganization Items                   16,000                  48,000
                                                ------------        ----------------

INCOME (LOSS) BEFORE TAXES                           51,254                 149,439

Provision for Taxes                                  18,000                  54,000
                                                ------------        ----------------

NET INCOME (LOSS)                                  $ 33,254                $ 95,439
                                                ============        ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                                     4/30/02              1/15/02
                                                               ------------------     ---------------
ASSETS
----------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                           ($57,452)           $  17,953
    Restricted cash and cash equivalents                                    -                    -
    Accounts receivable - net                                       1,117,061              894,078
    Inventories -net                                                  498,848              549,646
    Other assets - current                                             11,250                7,707
                                                                 -------------          -----------
           TOTAL CURRENT ASSETS                                     1,569,707            1,469,384
                                                                 -------------          -----------
OTHER ASSETS
    Deferred income taxes                                                   -                    -
    Intercompany receivable                                           505,083                    -
    Investment in subsidiaries                                              -                    -
    Other - goodwill                                                2,207,060            2,207,060
                                                                 -------------          -----------
           TOTAL OTHER ASSETS                                       2,712,143            2,207,060
                                                                 -------------          -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               84,000               84,000
    Buildings                                                         848,037              848,037
    Machinery and equipment                                         4,772,863            4,772,863
                                                                 -------------          -----------
           Total property, plant and equipment                      5,704,900            5,704,900
    Less: Accum. depreciation and amortization                      2,203,454            2,058,295
                                                                 -------------          -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        3,501,446            3,646,605
                                                                 -------------          -----------
TOTAL ASSETS                                                     $  7,783,296           $7,323,049
                                                                 =============          ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                   4/30/02              1/15/02
----------------------------------------------------------     ------------------     ---------------
LIABILITIES (POSTPETITION)
----------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                            $          -           $        -
    Accounts payable                                                  173,239                    -
    Accrued liabilities                                               281,439                    -
    Accrued income taxes                                               54,000                    -
    Dividends payable                                                       -                    -
                                                                 -------------          -----------
           TOTAL CURRENT LIABILITIES                                  508,678                    -
                                                                 -------------          -----------
LONG-TERM DEBT - SECURED                                                    -                    -
                                                                 -------------          -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                    -
    Deferred income taxes                                                   -                    -
    Intercompany payable                                                8,885                    -
    Long-term pension liability                                             -                    -
                                                                 -------------          -----------
           TOTAL OTHER LIABILITIES                                      8,885                    -
                                                                 -------------          -----------
TOTAL LIABILITIES (POSTPETITION)                                      517,563                    -
                                                                 -------------          -----------



LIABILITIES (PREPETITION)
----------------------------------------------------------
    Secured debt                                                    1,056,640            1,056,640
    Priority debt 1                                                   154,826              306,530
    Unsecured debt                                                  1,206,760            1,206,760
    Intercompany payable                                            4,366,896            4,367,947
                                                                 -------------          -----------
TOTAL LIABILITIES (PREPETITION)                                     6,785,122            6,937,877
                                                                 -------------          -----------
TOTAL LIABILITIES                                                   7,302,685            6,937,877
                                                                 -------------          -----------
SHAREHOLDERS' EQUITY
    Common stock                                                          100                   100
    Capital in excess of par value                                          -                     -
    Equity - unearned compensation                                          -                     -
    Minimum pension liability adjustment                                    -                     -
    Foreign currency translation adjustment                                 -                     -
    Retained earnings - prepetition                                   385,072               385,072
    Retained earnings - postpetition                                   95,439                     -
                                                                 -------------           -----------
           TOTAL SHAREHOLDERS' EQUITY                                 480,611               385,172
                                                                 -------------           -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $  7,783,296            $7,323,049
                                                                 =============           ===========


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
-----------------------------------------------------------------------------------------------------------
                                                                                           Tax Liability
                                             Beginning       Amt. Withheld       Amount       at end of
FEDERAL TAXES:                             Tax Liability     or Amt of Tax        Paid      Current Month
-----------------------------------------------------------------------------------------------------------
Withholding                                         428           17,373         17,801                0
FICA-Employee                                     2,297            8,969         11,268               (2)
FICA-Employer                                     2,297            8,969         11,268               (2)
Unemployment                                      9,230           (3,633)         2,858            2,739
Income Tax                                       31,000           16,000              0           47,000
Foreign Income Tax                                    0                0              0                0
Other:                                                0                0              0                0
                                             -------------------------------------------------------------
   TOTAL FEDERAL TAXES                          $45,252          $47,678        $43,195          $49,735
                                             -------------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                                         558            9,247          9,045              760
Unemployment                                     23,696            8,206         31,597              305
Sales                                                 0                0              0                0
Income Tax                                        5,000            2,000              0            7,000
Real Property                                         0            6,700              0            6,700
Personal Property                                     0                0              0                0
Other: Describe                                       0                0              0                0
                                             -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES                   $29,254          $26,153        $40,642          $14,765
                                             -------------------------------------------------------------
                                             -------------------------------------------------------------
TOTAL POST PETITION TAXES                       $74,506          $73,831        $83,837          $64,500
                                             =============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Number of Days Past Due
                                         ------------------------------------------------------------------------------------------
                                            Current      30 days        31-60 days        61-90 days      over 90 days       Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                            173,239         0              0                 0                0             173,239
Wages Payable                               252,001         0              0                 0                0             252,001
Taxes Payable (Other than income)            10,500         0              0                 0                0              10,500
Professional Fees                                 0         0              0                 0                0                   0
Rent/Lease - Building                             0         0              0                 0                0                   0
Rent/Lease - Equipment                            0         0              0                 0                0                   0
Other Accrued Liabilities                    18,938         0              0                 0                0              18,938
Income Taxes Payable                         54,000         0              0                 0                0              54,000
Secured Debt                                      0         0              0                 0                0                   0
Intercompany Payable                          8,885         0              0                 0                0               8,885
Other LT Liabilities                              0         0              0                 0                0                   0
                                         ------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                   $517,563        $0             $0                $0               $0            $517,563
                                         ==========================================================================================


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
----------------------------------------------------------------------------------------
                                       Dates          Amount         Check Nos.
Description of Tax                      Paid           Paid           or EFT
----------------------------------------------------------------------------------------
FICA and Federal                     04/09/02        $20,667            EFT
FICA and Federal                     04/18/02         19,670            EFT
fed unemployment                     04/29/02          2,858            EFT
local tax                            04/29/02          4,376           10667
State withholding                    04/08/02          2,115           10509
State withholding                    04/18/02          1,924           10603
privilege tax                        04/29/02            630           10666
pa unemployment                      04/29/02         31,594           10665
pa unemployment                      04/30/02              3           10664































                                                   ----------
TOTAL POST PETITION TAXES PAID                       $83,837
                                                   ==========



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period               $1,368,684
PLUS Amounts billed during the period                                               919,726
LESS Amounts collected during the period                                          1,160,529
                                                                               -------------
Total Accounts Receivable at the end of the reporting period                     $1,127,881
                                                                               =============



----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------------
0-30 days old                                                                       774,830
31-60 days old                                                                      313,365
61-90 days old                                                                       24,075
91+ days old                                                                         15,611
                                                                               -------------
Total Accounts Receivable                                                         1,127,881
Amount considered uncollectible (bad debt)                                           10,861
                                                                               -------------
Accounts Receivable (Net) at the end of the current period                       $1,117,020
                                                                               =============



DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                  X
2.   Have any funds been disbursed from any account other than a debtor in
     possession account this reporting period? If yes, provide an explanation               X
     below.
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                           X
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.          X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT     EXPLANATION
                                                                  FORM NO.       ATTACHED      ATTACHED
                                                                ------------    -----------   -----------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1           None
        Bank Reconciliations                                    MOR 1 (cont)    None
        Copies of bank statements                                               None
        Cash disbursement journals                                              None
Statement of operations                                         MOR 2           None
Balance Sheet                                                   MOR 3           Attached
Status of Postpetition Taxes                                    MOR 4           None
        Copies of payment receipts                                              None
        Copies of tax returns filed during reporting period                     None
Summary of Unpaid Postpetition Debts                            MOR 4           None
        Listing of aged accounts payable                                        None
Accounts Receivable Reconciliation and Aging                    MOR 5           None
Debtor Questionnaire                                            MOR 5           Attached


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------   ------------------------------------
Signature of Authorized Individual        Date

R. Michael McEntee                        Treasurer
---------------------------------------   ------------------------------------
Printed Name of Authorized Individual     Title of Authorized Individual



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BALANCE SHEET (MOR -3)
                                                               4/30/02             1/15/02
                                                           --------------       -------------
ASSETS
---------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                 $           -        $          -
    Restricted cash and cash equivalents                               -                   -
    Accounts receivable - net                                          -                   -
    Inventories -net                                                   -
    Other assets - current                                             -                   -
                                                           --------------       -------------
           TOTAL CURRENT ASSETS                                        -                   -
                                                           --------------       -------------
OTHER ASSETS
    Deferred income taxes                                              -                   -
    Intercompany receivable                                   $1,332,139           1,332,139
    Investment in subsidiaries                                39,630,358          39,630,358
    Other                                                              -                   -
                                                           --------------       -------------
           TOTAL OTHER ASSETS                                 40,962,497          40,962,497
                                                           --------------       -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               -                   -
    Buildings                                                          -                   -
    Machinery and equipment                                            -                   -
                                                           --------------       -------------
           Total property, plant and equipment                         -                   -
    Less: Accum. depreciation and amortization                         -                   -
                                                           --------------       -------------
           NET PROPERTY, PLANT AND EQUIPMENT                           -                   -
                                                           --------------       -------------
TOTAL ASSETS                                                $ 40,962,497        $ 40,962,497
                                                           ==============       =============

LIABILITIES & SHAREHOLDERS' EQUITY                             4/30/02             1/15/02
---------------------------------------------------------  --------------       -------------
LIABILITIES (POSTPETITION)
---------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                       $          -        $          -
    Accounts payable                                                   -                   -
    Accrued liabilities                                                -                   -
    Accrued income taxes                                               -                   -
    Dividends payable                                                  -                   -
                                                           --------------       -------------
           TOTAL CURRENT LIABILITIES                                   -                   -
                                                           --------------       -------------
LONG-TERM DEBT - SECURED                                               -                   -
                                                           --------------       -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                          -                   -
    Deferred income taxes                                              -                   -
    Intercompany payable                                               -                   -
    Long-term pension liability                                        -                   -
                                                           --------------       -------------
           TOTAL OTHER LIABILITIES                                     -                   -
                                                           --------------       -------------
TOTAL LIABILITIES (POSTPETITION)                                       -                   -
                                                           --------------       -------------



LIABILITIES (PREPETITION)
---------------------------------------------------------
    Secured debt                                                       -                   -
    Priority debt                                                      -                   -
    Unsecured debt                                                     -                   -
                                                           --------------       -------------
TOTAL LIABILITIES (PREPETITION)                                        -                   -
                                                           --------------       -------------
TOTAL LIABILITIES                                                      -                   -
                                                           --------------       -------------
SHAREHOLDERS' EQUITY
    Common stock                                                   1,000               1,000
    Capital in excess of par value                            23,380,700          23,380,700
    Equity - unearned compensation                                     -                   -
    Minimum pension liability adjustment                               -                   -
    Foreign currency translation adjustment                            -                   -
    Retained earnings - prepetition                           17,580,797          17,580,797
    Retained earnings - postpetition                                   -                   -
                                                          ---------------       -------------
           TOTAL SHAREHOLDERS' EQUITY                         40,962,497          40,962,497
                                                          ---------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                  $ 40,962,497        $ 40,962,497
                                                          ===============       =============




CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

DEBTOR QUESTIONNAIRE (MOR - 5)                                                     YES       NO
                                                                                 -------   ------

1.    Have any assets been sold or transferred outside of the normal course of
      business this reporting period? If yes, provide an explanation below.                  x

2.    Have any funds been disbursed form any accounts other than a debtor in possession account in this reporting period? If yes, provide an
      explanation below.                                                                     x

3.    Have all postpetition tax returns been timely filed? If no, provide an
      explanation below.                                                            x

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect? If no, provide an explanation below.                     x




                                                                                EXHIBIT 99.4


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                                    DOCUMENT        EXPLANATION
                                                                  FORM NO.          ATTACHED         ATTACHED
                                                                 -------------   -------------     ------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                      MOR 1                Yes              No
        Bank Reconciliations                                     MOR 1 (cont)      Available           No
        Copies of bank statements                                                  Available           No
        Cash disbursement journals                                                 Available           No
Statement of operations                                          MOR 2                Yes              No
Balance Sheet                                                    MOR 3                Yes              No
Status of Postpetition Taxes                                     MOR 4                Yes              No
        Copies of payment receipts                                                 Available           No
        Copies of tax returns filed during reporting period                        Available           No
Summary of Unpaid Postpetition Debts                             MOR 4                Yes              No
        Listing of aged accounts payable                                           Available           No
Accounts Receivable Reconciliation and Aging                     MOR 5                Yes              No
Debtor Questionnaire                                             MOR 5                Yes              No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------    ------------------------------------
Signature of Authorized Individual         Date

R. Michael McEntee                         Vice President
---------------------------------------    ------------------------------------
Printed Name of Authorized Individual      Title of Authorized Individual


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                   -----------------------------------     ---------------------------------
                                         ACTUAL          PROJECTED             ACTUAL          PROJECTED
                                   ----------------  -----------------     --------------  -----------------
RECEIPTS
--------
A/R Collections                        $ 1,210,208          $ 980,000        $ 3,687,199        $ 3,637,774
Loans                                            -                  -                  -                  -
Sale of Assets                                   -                  -                  -                  -
InterCompany Transfers                     (90,694)           100,000           (309,146)          (100,000)
Other                                            -                  -                  -                  -

                                   ----------------  -----------------     --------------  -----------------
     Total Receipts                      1,119,514          1,080,000          3,378,053          3,537,774
                                   ----------------  -----------------     --------------  -----------------

DISBURSEMENTS
-------------

Net Payroll                                 83,625             83,200            386,356            357,831
Payroll Taxes                               42,451             23,200            139,704            130,316
Accounts Payable                           940,108            986,540          2,783,074          2,981,685
Profit Sharing / Pension                     7,484                  -              7,484                  -
Insurance                                   50,624             50,000             50,624             50,000
Commissions                                 12,797             28,000             66,455             60,000
Utilities                                   11,745             10,500             30,695             30,513
Leases / Rents                               2,181              6,400             15,022             19,696
Bank Service Charges                             -                  -                  -                  -
Loans                                            -                  -                  -                  -
Professional Fees-Bankruptcy                     -                  -                  -                  -
US Trustee Fees                                  -                  -                  -                  -
Court Costs                                      -                  -                  -                  -

                                   ----------------  -----------------     --------------  -----------------
     Total disbursements                 1,151,015          1,187,840          3,479,414          3,630,041
                                   ----------------  -----------------     --------------  -----------------


NET CASH FLOW                            $ (31,501)        $ (107,840)        $ (101,361)         $ (92,267)
-------------
                                   ================  =================     ==============  =================



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                               Account                                      Book
Balance per Books                              Number              Account Type            Balance
                                           ----------------    --------------------    ---------------

   American National Bank                    18080278            Disbursement             $ (21,577)

   National City Bank                        884096844           Disbursement                     -

   Bank One                                  2135-439-0104       Payroll                     (3,839)

   Texas Commerce Bank                       85808720641         Disbursement                27,971

   Petty Cash                                    N/A             Petty cash                   1,000
                                                                                          ----------
                                                                                          $   3,555
                                                                                          ==========

Bank reconciliations are available.


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of         CUMULATIVE
                                                       April        FILING TO DATE
                                                  ---------------   --------------
Gross Sales                                       $  1,169,256       $  4,114,051
Less: Defective mat'l returned                           1,328              1,658
        Sales allowances                                   840                839
        Cash discounts                                  13,936             29,557
                                                  -------------      -------------
           Total sales deductions                       16,104             32,054
                                                  -------------      -------------

        NET SALES                                    1,153,152          4,081,997
                                                  -------------      -------------

Cost of Sales                                          948,162          3,367,981
                                                  -------------      -------------

        GROSS PROFIT                                   204,990            714,016
                                                  -------------      -------------

Selling, General & Admin. Expense
    Selling expense                                     68,641            251,871
    General & Admin. expense                            57,794            211,662
    Corporate Fees                                      44,000            149,500
                                                  -------------      -------------
      Total S G & A and Environ. Expense               170,435            613,033
                                                  -------------      -------------

        OPERATING INCOME                                34,555            100,983
                                                  -------------      -------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                  15                 15
    Interest Expense                                         -                  -
                                                  -------------      -------------
        Other Income (Expense)                              15                 15
                                                  -------------      -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                34,570            100,998
                                                  -------------      -------------

REORGANIZATION ITEMS
    Professional Fees                                   35,000            105,000
    US Trustee Quarterly Fees                                -                  -
    (Gain) Loss from sale of equipment                       -                  -
    Other Reorganization Expenses                            -                  -
                                                  -------------      -------------
        Total Reorganization Items                      35,000            105,000
                                                  -------------      -------------

INCOME (LOSS) BEFORE TAXES                                (430)            (4,002)

Provision for Taxes                                      1,192              4,448
                                                  -------------      -------------

NET INCOME (LOSS)                                 $     (1,622)      $     (8,450)
                                                  =============      =============



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                                      4/30/02         1/15/02
                                                                  ------------      -----------
ASSETS
---------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                        $      3,555     $   104,916
    Restricted cash and cash equivalents                                     -               -
    Accounts receivable - net                                        1,401,421         956,901
    Inventories -net                                                 1,092,895       1,085,331
    Other assets - current                                              90,567          72,557
                                                                  ------------     ------------
           TOTAL CURRENT ASSETS                                      2,588,438       2,219,705
                                                                  ------------     ------------
OTHER ASSETS
    Deferred income taxes                                              571,543         575,991
    Intercompany receivable                                            406,726         316,912
    Investment in subsidiaries                                       2,619,157       2,619,157
    Other                                                                5,709               -
                                                                  ------------     ------------
           TOTAL OTHER ASSETS                                        3,603,135       3,512,060
                                                                  ------------     ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                68,653          68,653
    Buildings                                                           84,942          84,942
    Machinery and equipment                                          4,300,918       4,300,918
                                                                  ------------     ------------
           Total property, plant and equipment                       4,454,513       4,454,513
    Less: Accum. depreciation and amortization                       2,031,653       1,952,364
                                                                  ------------     ------------
           NET PROPERTY, PLANT AND EQUIPMENT                         2,422,860       2,502,149
                                                                  ------------     ------------
TOTAL ASSETS                                                      $  8,614,433     $ 8,233,914
                                                                  ============     ============


LIABILITIES & SHAREHOLDERS' EQUITY                                    4/30/02         1/15/02
---------------------------------------------------------         ------------      -----------
LIABILITIES (POSTPETITION)
---------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                             $          -     $         -
    Accounts payable                                                   106,078               -
    Accrued liabilities                                                152,361               -
    Accrued income taxes                                                     -               -
    Dividends payable                                                        -               -
                                                                  ------------     ------------
           TOTAL CURRENT LIABILITIES                                   258,439               -
                                                                  ------------     ------------
LONG-TERM DEBT - SECURED                                                     -               -
                                                                  ------------     ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                -               -
    Deferred income taxes                                                    -               -
    Intercompany payable                                               217,572               -
    Long-term pension liability                                              -               -
                                                                  ------------     ------------
           TOTAL OTHER LIABILITIES                                     217,572               -
                                                                  ------------     ------------
TOTAL LIABILITIES (POSTPETITION)                                       476,011               -
                                                                  ------------     ------------



LIABILITIES (PREPETITION)
---------------------------------------------------------
    Secured debt                                                             -               -
    Priority debt 1                                                     27,482         116,378
    Unsecured debt                                                   1,465,267       1,463,413
    Intercompany payable                                               839,825         839,825
                                                                  ------------     ------------
TOTAL LIABILITIES (PREPETITION)                                      2,332,574       2,419,616
                                                                  ------------     ------------
TOTAL LIABILITIES                                                    2,808,585       2,419,616
                                                                  ------------     ------------
SHAREHOLDERS' EQUITY
    Common stock                                                         1,000           1,000
    Capital in excess of par value                                   4,067,259       4,067,259
    Equity - unearned compensation                                           -               -
    Minimum pension liability adjustment                                     -               -
    Foreign currency translation adjustment                                  -               -
    Retained earnings - prepetition                                  1,746,039       1,746,039
    Retained earnings - postpetition                                    (8,450)              -
                                                                  ------------     ------------
           TOTAL SHAREHOLDERS' EQUITY                                5,805,848       5,814,298
                                                                  ------------     ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $  8,614,433     $ 8,233,914
                                                                  ============     ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------------------
                                                                                            Tax Liability
                                           Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid          Current Month
-----------------------------------------------------------------------------------------------------------
Withholding                                        0           22,751         22,751                  0
FICA-Employee                                      0            8,818          8,311                507
FICA-Employer                                      0            8,819          8,311                508
Unemployment                                     736             (631)            70                 35
Income Tax                                         0                0              0                  0
Foreign Income Tax                                 0                0              0                  0
Other:                                             0                0              0                  0
                                        -------------------------------------------------------------------
   TOTAL FEDERAL TAXES                          $736          $39,757        $39,443             $1,050
                                        -------------------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                                        0            2,587          2,587                  0
Unemployment                                     330              421            421                330
Sales                                          2,015                0              0              2,015
Income Tax                                         0                0              0                  0
Real Property                                 28,982          (26,882)             0              2,100
Personal Property                                  0                0              0                  0
Other: Describe                                    0                0              0                  0
                                        -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES                $31,327         ($23,874)        $3,008             $4,445
                                        -------------------------------------------------------------------
                                        -------------------------------------------------------------------
TOTAL POST PETITION TAXES                    $32,063          $15,883        $42,451             $5,495
                                        ===================================================================




-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Number of Days Past Due
                                        -------------------------------------------------------------------------------------------
                                            Current       30 days     31-60 days      61-90 days       over 90 days           Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                           106,078           0           0                 0                 0              106,078
Wages Payable                               87,136           0           0                 0                 0               87,136
Taxes Payable (Other than income)            5,495           0           0                 0                 0                5,495
Professional Fees                                0           0           0                 0                 0                    0
Rent/Lease - Building                            0           0           0                 0                 0                    0
Rent/Lease - Equipment                           0           0           0                 0                 0                    0
Other Accrued Liabilities                   59,730           0           0                 0                 0               59,730
Income Taxes Payable                             0           0           0                 0                 0                    0
Secured Debt                                     0           0           0                 0                 0                    0
Intercompany Payable                       217,572           0           0                 0                 0              217,572
Other LT Liabilities                             0           0           0                 0                 0                    0
                                        -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                  $476,011          $0          $0                $0                $0             $476,011
                                        ===========================================================================================



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

---------------------------------------------------------------------------------------------
                                            Dates         Amount              Check Nos.
Description of Tax                          Paid           Paid                 or EFT
---------------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                        42,451                  EFT
      each week.


























                                                      ----------
TOTAL POST PETITION TAXES PAID                          $42,451
                                                      ==========



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period               $1,474,177
PLUS Amounts billed during the period                                             1,118,070
LESS Amounts collected during the period                                          1,210,208
                                                                                 ----------
Total Accounts Receivable at the end of the reporting period                     $1,382,039
                                                                                 ----------
                                                                                 ----------

-----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------------
0-30 days old                                                                       894,968
31-60 days old                                                                      273,677
61-90 days old                                                                      183,754
91+ days old                                                                         29,640
                                                                                 ----------
Total Accounts Receivable                                                         1,382,039
Amount considered uncollectible (bad debt)                                                -
                                                                                 ----------
Accounts Receivable (Net) at the end of the current period                       $1,382,039
                                                                                 ----------
                                                                                 ----------


DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                         YES        NO
--------------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                       No
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below.                                                                                      No
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                               Yes
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.              Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.


2.


3.


4.

                                                                                EXHIBIT 99.5

FANSTEEL HOLDINGS, INC                                                 CASE #   02-10109 (JJF)
                                                                                --------------
                                                             REPORTING PERIOD   APRIL 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT

                                                                                DOCUMENT        EXPLANATION
                                                             FORM NO.           ATTACHED          ATTACHED
                                                          -------------     --------------      -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                   MOR 1             Attached              No
        Bank Reconciliations                                  MOR 1 (cont)      Attached              No
        Copies of bank statements                                               Available             No
        Cash disbursement journals                                              None                  No
Statement of operations                                       MOR 2             Attached              No
Balance Sheet                                                 MOR 3             Attached              No
Status of Postpetition Taxes                                  MOR 4             None                  No
        Copies of payment receipts                                              None                  No
        Copies of tax returns filed during reporting period                     None                  No
Summary of Unpaid Postpetition Debts                          MOR 4             Attached              No
        Listing of aged accounts payable                                        None                  No
Accounts Receivable Reconciliation and Aging                  MOR 5             None                  No
Debtor Questionnaire                                          MOR 5             Attached              No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


----------------------------------------     ----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Treasurer
----------------------------------------     ----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                 CASE #   02-10109 (JJF)
                                                                                --------------
                                                             REPORTING PERIOD   APRIL 30, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                        CURRENT MONTH            CUMULATIVE FILING TO DATE
                               -----------------------------   ------------------------------
                                   ACTUAL        PROJECTED         ACTUAL       PROJECTED
                               ------------   --------------   ------------   --------------
RECEIPTS
--------
A/R Collections                $        -       $        -     $        -      $        -
Loans                                   -                -              -               -
Sale of Assets                          -                -              -               -
InterCompany Transfers                  -                -              -               -
Other                                   -                -              -               -
     Total Receipts            ----------       ----------     ----------      ----------
                                        -                -              -               -
                               ----------       ----------     ----------      ----------
DISBURSEMENTS
-------------
Net Payroll                             -                -              -               -
Payroll Taxes                           -                -              -               -
Accounts Payable                        -                -              -               -
Profit Sharing / Pension                -                -              -               -
Insurance                               -                -              -               -
Commissions                             -                -              -               -
Utilities                               -                -              -               -
Leases / Rents                          -                -              -               -
Bank Service Charges                   35               18             69              69
Loans                                   -                -              -               -
Professional Fees-Bankruptcy            -                -              -               -
US Trustee Fees                         -                -              -               -
Court Costs                             -                -              -               -
                               ----------       ----------     ----------      ----------
     Total disbursements               35               18             69              69
                               ----------       ----------     ----------      ----------
NET CASH FLOW                  $      (35)      $      (18)    $      (69)     $      (69)
-------------                  ==========       ==========     ==========      ==========

FANSTEEL HOLDINGS, INC                                                 CASE #   02-10109 (JJF)
                                                                                --------------
                                                             REPORTING PERIOD   APRIL 30, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                              Account                          Book
Balance per Books                             Number       Account Type      Balance
                                           -----------   ---------------   -----------
   Wilmington Trust Company                  2477-7626    Operational           $  816
                                                                           ===========

Bank reconciliations are available.

FANSTEEL HOLDINGS, INC                                                 CASE #   02-10109 (JJF)
                                                                                --------------
                                                             REPORTING PERIOD   APRIL 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of               CUMULATIVE
                                                 April               FILING TO DATE
                                             -------------         ------------------
Gross Sales                                    $       -              $       -
Less: Defective mat'l returned                         -                      -
        Sales allowances                               -                      -
        Cash discounts                                 -                      -
                                             -----------             ----------
           Total sales deductions                      -                      -
                                             -----------             ----------
        NET SALES                                      -                      -
                                             -----------             ----------

Cost of Sales                                          -                      -
                                             -----------             ----------
        GROSS PROFIT                                   -                      -
                                             -----------             ----------
Selling, General & Admin. Expense
    Selling expense                                    -                      -
    General & Admin. expense                       1,819                  2,366
    Corporate Fees                                     -                      -
                                             -----------             ----------
      Total S G & A and Environ. Expense           1,819                  2,366
                                             -----------             ----------
        OPERATING INCOME                          (1,819)                (2,366)
                                             -----------             ----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -                      -
    Interest Expense                                   -                      -
                                             -----------             ----------
Other Income (Expense)                         -                      -
                                             -----------             ----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          (1,819)                (2,366)
                                             -----------             ----------

REORGANIZATION ITEMS
    Professional Fees                                  -                      -
    US Trustee Quarterly Fees                          -                      -
    (Gain) Loss from sale of equipment                 -                      -
    Other Reorganization Expenses                      -                      -
                                             -----------             ----------
        Total Reorganization Items                     -                      -
                                             -----------             ----------
INCOME (LOSS) BEFORE TAXES                        (1,819)                (2,366)

Provision for Taxes                                    -                      -
                                             -----------             ----------
NET INCOME (LOSS)                             $   (1,819)             $  (2,366)
                                             ===========             ==========


FANSTEEL HOLDINGS, INC                                                 CASE #   02-10109 (JJF)
                                                                                --------------
                                                             REPORTING PERIOD   APRIL 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)

                                                          4/30/02           1/15/02
ASSETS                                                 -------------     -------------
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                     $816         $     885
    Restricted cash and cash equivalents                          -                 -
    Accounts receivable - net                                     -                 -
    Inventories -net                                              -                 -
    Other assets - current                                        -                 -
                                                        -----------        ----------
           TOTAL CURRENT ASSETS                                 816               885
                                                        -----------        ----------
OTHER ASSETS
    Deferred income taxes                                         -                 -
    Intercompany receivable                                       -                 -
    Investment in subsidiaries                           40,554,342        40,554,342
    Other                                                         -                 -
                                                        -----------        ----------
           TOTAL OTHER ASSETS                            40,554,342        40,554,342
                                                        -----------        ----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                          -                 -
    Buildings                                                     -                 -
    Machinery and equipment                                       -                 -
                                                        -----------        ----------
        Total property, plant and equipment                       -                 -
    Less: Accum. depreciation and amortization                    -                 -
                                                        -----------        ----------
           NET PROPERTY, PLANT AND EQUIPMENT                      -                 -
                                                        -----------        ----------
TOTAL ASSETS                                           $ 40,555,158      $ 40,555,227
                                                       ============      ============
LIABILITIES & SHAREHOLDERS' EQUITY                        4/30/02           1/15/02
------------------------------------------------       ------------      ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                     $       -         $       -
    Accounts payable                                              -                 -
    Accrued liabilities                                           -                 -
    Accrued income taxes                                          -                 -
    Dividends payable                                             -                 -
           TOTAL CURRENT LIABILITIES                    -----------        ----------
                                                                  -                 -
                                                        -----------        ----------
LONG-TERM DEBT - SECURED                                          -                 -
OTHER LIABILITIES                                       -----------        ----------
    Disc. operations and environ. remediation                     -                 -
    Deferred income taxes                                         -                 -
    Intercompany payable                                      2,267                 -
    Long-term pension liability                                   -                 -
                                                        -----------        ----------
           TOTAL OTHER LIABILITIES                            2,267                 -
                                                        -----------        ----------
TOTAL LIABILITIES (POSTPETITION)                              2,267                 -
                                                        -----------        ----------




LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                                  -                 -
    Priority debt                                             1,000             1,000
    Unsecured debt                                                -                 -
    Intercompany payable                                 30,853,957        30,853,927
                                                        -----------        ----------
TOTAL LIABILITIES (PREPETITION)                          30,854,957        30,854,927
                                                        -----------        ----------
TOTAL LIABILITIES                                        30,857,224        30,854,927
                                                        -----------        ----------
SHAREHOLDERS' EQUITY
    Common stock                                                  -                 -
    Capital in excess of par value                                -                 -
    Equity - unearned compensation                                -                 -
    Minimum pension liability adjustment                          -                 -
    Foreign currency translation adjustment                       -                 -
    Retained earnings - prepetition                       9,700,300         9,700,300
    Retained earnings - postpetition                         (2,366)                -
                                                        -----------        ----------
           TOTAL SHAREHOLDERS' EQUITY                     9,697,934         9,700,300
                                                        -----------        ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $ 40,555,158      $ 40,555,227
                                                       ============      ============


FANSTEEL HOLDINGS, INC                                                 CASE #   02-10109 (JJF)
                                                                                --------------
                                                             REPORTING PERIOD   APRIL 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
-----------------------------------------------------------------------------------------
                                                                            Tax Liability
                                  Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                  Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------
Withholding                               0                0         0                0
FICA-Employee                             0                0         0                0
FICA-Employer                             0                0         0                0
Unemployment                              0                0         0                0
Income Tax                                0                0         0                0
Foreign Income Tax                        0                0         0                0
Other:                                    0                0         0                0
                                 ------------------------------------------------------
   TOTAL FEDERAL TAXES                   $0               $0        $0               $0
                                 ------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                               0                0         0                0
Unemployment                              0                0         0                0
Sales                                     0                0         0                0
Income Tax                                0                0         0                0
Real Property                             0                0         0                0
Personal Property                         0                0         0                0
Other: Describe                           0                0         0                0
                                 ------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES            $0               $0        $0               $0
                                 ------------------------------------------------------
                                 ------------------------------------------------------
TOTAL POST PETITION TAXES                $0               $0        $0               $0
                                 ======================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                -----------------------------------------------------------------------------
                                    Current     30 days    31-60 days    61-90 days   over 90 days     Total
-------------------------------------------------------------------------------------------------------------
Accounts Payable                          0            0            0            0              0           0
Wages Payable                             0            0            0            0              0           0
Taxes Payable (Other than income)         0            0            0            0              0           0
Professional Fees                         0            0            0            0              0           0
Rent/Lease - Building                     0            0            0            0              0           0
Rent/Lease - Equipment                    0            0            0            0              0           0
Other Accrued Liabilities                 0            0            0            0              0           0
Income Taxes Payable                      0            0            0            0              0           0
Secured Debt                              0            0            0            0              0           0
Intercompany Payable                  2,267            0            0            0              0       2,267
Other LT Liabilities                      0            0            0            0              0           0
                                 ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS             $2,267           $0           $0           $0             $0      $2,267
                                 ============================================================================


FANSTEEL HOLDINGS, INC                                                 CASE #   02-10109 (JJF)
                                                                                --------------
                                                             REPORTING PERIOD   APRIL 30, 2002
                                                                                --------------

DEBTOR QUESTIONNAIRE (MOR-5)
-----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                         YES             NO
-----------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal                         X
   course of business this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a                         X
   debtor in possession account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no,         X
   provide an explanation below.
4. Are workers compensation and general liability and other            X
   necessary insurance coverages in effect? If no, provide an explanation below.


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.6

FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                                   DOCUMENT        EXPLANATION
                                                                   FORM NO.        ATTACHED          ATTACHED
                                                                -------------    -------------    -------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1                 Yes               No
        Bank Reconciliations                                    MOR 1 (cont)       Available            No
        Copies of bank statements                                                  Available            No
        Cash disbursement journals                                                 Available            No
Statement of operations                                         MOR 2                 Yes               No
Balance Sheet                                                   MOR 3                 Yes               No
Status of Postpetition Taxes                                    MOR 4                 Yes               No
        Copies of payment receipts                                                 Available            No
        Copies of tax returns filed during reporting period                        Available            No
Summary of Unpaid Postpetition Debts                            MOR 4                 Yes               No
        Listing of aged accounts payable                                           Available            No
Accounts Receivable Reconciliation and Aging                    MOR 5                 Yes               No
Debtor Questionnaire                                            MOR 5                 Yes               No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR 1)

                                             CURRENT MONTH                   CUMULATIVE FILING TO DATE
                                 ----------------------------------   --------------------------------------
                                     ACTUAL            PROJECTED            ACTUAL             PROJECTED
                                 ---------------   ----------------   -----------------    -----------------
Receipts
--------
A/R Collections                  $     386,431     $      422,897     $     1,000,933      $     1,012,881
Loans                                        -                  -                   -                    -
Sale of Assets                               -                  -                   -                    -
InterCompany Transfers                  24,750            (20,000)            141,013               96,000
Other                                        -                  -               4,316                  829

                                 --------------    ---------------    ----------------     ----------------
     Total Receipts                    411,181            402,897           1,146,262            1,109,710
                                 --------------    ---------------    ----------------     ----------------

DISBURSEMENTS
-------------

Net Payroll                             74,025             76,000             279,343              283,974
Payroll Taxes                           47,600             45,000             114,310              122,755
Accounts Payable                       273,948            255,546             651,973              692,886
Profit Sharing / Pension                     -                  -                   -                    -
Insurance                               15,825             16,000              47,146               63,321
Commissions                                  -                  -                   -                    -
Utilities                                3,933              3,673               7,924               11,772
Leases / Rents                           3,788              3,788              13,258               13,270
Bank Service Charges                         -                  -                   -                    -
Loans                                        -                  -                   -                    -
Professional Fees-Bankruptcy                 -                  -                   -                    -
US Trustee Fees                              -                  -                   -                    -
Court Costs                                  -                  -                   -                    -

                                 --------------    ---------------    ----------------     ----------------
     Total disbursements               419,119            400,007           1,113,954            1,187,978
                                 --------------    ---------------    ----------------     ----------------


NET CASH FLOW                    $      (7,938)    $        2,890     $        32,308      $       (78,268)
-------------
                                 ==============    ===============    ================     ================




FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONT)
                                               Account                                       Book
Balance per Books                              Number                Account Type          Balance
                                           --------------        -------------------    ------------
  American National Bank                       18082912            Disbursement          $ (103,247)

  American National Bank                     5300011495            Payroll                   85,166

  Petty Cash                                     N/A               Petty cash                     -
                                                                                         -----------
                                                                                         $  (18,081)
                                                                                         ===========
Bank reconciliations are available.



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                        Month of            CUMULATIVE
                                                         April            FILING TO DATE
                                                   ----------------      ----------------
Gross Sales                                        $       391,433       $     1,293,187
Less: Defective mat'l returned                                   -                     -
        Sales allowances                                         -                     -
        Cash discounts                                           -                10,320
                                                   ----------------      ----------------
           Total sales deductions                                -                10,320
                                                   ----------------      ----------------

        NET SALES                                          391,433             1,282,867
                                                   ----------------      ----------------

Cost of Sales                                              324,999             1,071,505
                                                   ----------------      ----------------

        GROSS PROFIT                                        66,434               211,362
                                                   ----------------      ----------------

Selling, General & Admin. Expense
    Selling expense                                              -                     -
    General & Admin. expense                                15,504                63,711
    Corporate Fees                                          12,000                45,000
                                                   ----------------      ----------------
      Total S G & A and Environ. Expense                    27,504               108,711
                                                   ----------------      ----------------

        OPERATING INCOME                                    38,930               102,651
                                                   ----------------      ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                       -                     -
    Interest Expense                                             -                     -
                                                   ----------------      ----------------
        Other Income (Expense)                                   -                     -
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    38,930               102,651
                                                   ----------------      ----------------

REORGANIZATION ITEMS
    Professional Fees                                       10,000                30,000
    US Trustee Quarterly Fees                                    -                     -
    (Gain) Loss from sale of equipment                           -                     -
    Other Reorganization Expenses                                -                     -
                                                   ----------------      ----------------
        Total Reorganization Items                          10,000                30,000
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE TAXES                                  28,930                72,651

Provision for Taxes                                          9,000                24,000
                                                   ----------------      ----------------

NET INCOME (LOSS)                                  $        19,930       $        48,651
                                                   ================      ================



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                                      4/30/02             1/15/02
                                                                  --------------       -------------
ASSETS
------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                            ($18,081)        $   (50,389)
    Restricted cash and cash equivalents                                     -                   -
    Accounts receivable - net                                          611,225             376,639
    Inventories -net                                                 1,224,922           1,145,567
    Other assets - current                                              13,525              21,786
                                                                  --------------       -------------
           TOTAL CURRENT ASSETS                                      1,831,591           1,493,603
                                                                  --------------       -------------
OTHER ASSETS
    Deferred income taxes                                                    -                   -
    Intercompany receivable                                          2,596,386           2,596,386
    Investment in subsidiaries                                               -                   -
    Other                                                                    -                   -
                                                                  --------------       -------------
           TOTAL OTHER ASSETS                                        2,596,386           2,596,386
                                                                  --------------       -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                     -                   -
    Buildings                                                                -                   -
    Machinery and equipment                                            559,054             559,054
                                                                  --------------       -------------
           Total property, plant and equipment                         559,054             559,054
    Less: Accum. depreciation and amortization                         270,208             253,908
                                                                  --------------       -------------
           NET PROPERTY, PLANT AND EQUIPMENT                           288,846             305,146
                                                                  --------------       -------------
TOTAL ASSETS                                                      $  4,716,823         $ 4,395,135
                                                                  ==============       =============

LIABILITIES & SHAREHOLDERS' EQUITY                                    4/30/02             1/15/02
-------------------------------------------------------------     --------------       -------------
LIABILITIES (POSTPETITION)
------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                             $          -         $         -
    Accounts payable                                                    55,598                   -
    Accrued liabilities                                                293,065                   -
    Accrued income taxes                                                24,000                   -
    Dividends payable                                                        -                   -
                                                                  --------------       -------------
           TOTAL CURRENT LIABILITIES                                   372,663                   -
                                                                  --------------       -------------
LONG-TERM DEBT - SECURED                                                     -                   -
                                                                  --------------       -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                -                   -
    Deferred income taxes                                                    -                   -
    Intercompany payable                                               141,013                   -
    Long-term pension liability                                              -                   -
                                                                  --------------       -------------
           TOTAL OTHER LIABILITIES                                     141,013                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (POSTPETITION)                                       513,676                   -
                                                                  --------------       -------------



LIABILITIES (PREPETITION)
------------------------------------------------------------
    Secured debt                                                             -                   -
    Priority debt 1                                                    107,378             348,267
    Unsecured debt                                                     278,509             278,259
    Intercompany payable                                                     -                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (PREPETITION)                                        385,887             626,526
                                                                  --------------       -------------
TOTAL LIABILITIES                                                      899,563             626,526
                                                                  --------------       -------------
SHAREHOLDERS' EQUITY
    Common stock                                                           100                 100
    Capital in excess of par value                                   2,680,746           2,680,746
    Equity - unearned compensation                                           -                   -
    Minimum pension liability adjustment                                     -                   -
    Foreign currency translation adjustment                                  -                   -
    Retained earnings - prepetition                                  1,087,763           1,087,763
    Retained earnings - postpetition                                    48,651                   -
                                                                  --------------       -------------
           TOTAL SHAREHOLDERS' EQUITY                                3,817,260           3,768,609
                                                                  --------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 4,716,823         $ 4,395,135
                                                                  ==============       =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
--------------------------------------------------------------------------------------------------------
                                                                                          Tax Liability
                                           Beginning     Amt. Withheld       Amount         at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid        Current Month
--------------------------------------------------------------------------------------------------------
Withholding                                 19,576           13,045         15,814            16,807
FICA-Employee                                2,454            7,571          9,530               495
FICA-Employer                                2,454            7,571          9,530               495
Unemployment                                 1,294              163             47             1,410
Income Tax                                  15,000            9,000              0            24,000
Foreign Income Tax                               0                0              0                 0
Other:                                           0                0              0                 0
                                        ----------------------------------------------------------------
   TOTAL FEDERAL TAXES                     $40,778          $37,349        $34,921           $43,206
                                        ----------------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                                  3,971            1,400          4,358             1,013
Unemployment                                18,549              742          8,321            10,970
Sales                                            0                0              0                 0
Income Tax                                       0                0              0                 0
Real Property                                    0                0              0                 0
Personal Property                            1,250           (3,317)             0            (2,067)
Other: Describe                                  0                0              0                 0
                                        ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES              $23,770          ($1,175)       $12,679            $9,916
                                        ----------------------------------------------------------------
                                        ----------------------------------------------------------------
TOTAL POST PETITION TAXES                  $64,548          $36,174        $47,600           $53,122
                                        ================================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                       --------------------------------------------------------------------------------------------
                                          Current         30 days       31-60 days        61-90 days     over 90 days         Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                           55,598             0             0                  0               0             55,598
Wages Payable                             144,770             0             0                  0               0            144,770
Taxes Payable (Other than income)          29,122             0             0                  0               0             29,122
Professional Fees                               0             0             0                  0               0                  0
Rent/Lease - Building                           0             0             0                  0               0                  0
Rent/Lease - Equipment                          0             0             0                  0               0                  0
Other Accrued Liabilities                 119,173             0             0                  0               0            119,173
Income Taxes Payable                       24,000             0             0                  0               0             24,000
Secured Debt                                    0             0             0                  0               0                  0
Intercompany Payable                      141,013             0             0                  0               0            141,013
Other LT Liabilities                            0             0             0                  0               0                  0
                                       --------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                 $513,676            $0            $0                 $0              $0           $513,676
                                       ============================================================================================



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
---------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax                            Paid             Paid           or EFT
---------------------------------------------------------------------------------------
Federal Employee Inc. Tax W/H               04/02/02          $2,775            EFT
Federal Employee Inc. Tax W/H               04/09/02           2,390            EFT
Federal Employee Inc. Tax W/H               04/16/02           2,815            EFT
Federal Employee Inc. Tax W/H               04/23/02           2,929            EFT
Federal Employee Inc. Tax W/H               04/30/02           4,905            EFT
FICA-Employee & Employer                    04/02/02           3,177            EFT
FICA-Employee & Employer                    04/09/02           2,769            EFT
FICA-Employee & Employer                    04/16/02           3,246            EFT
FICA-Employee & Employer                    04/23/02           2,588            EFT
FICA-Employee & Employer                    04/30/02           3,478            EFT
Withheld Medicare-EE & ER                   04/02/02             743            EFT
Withheld Medicare-EE & ER                   04/09/02             648            EFT
Withheld Medicare-EE & ER                   04/16/02             759            EFT
Withheld Medicare-EE & ER                   04/23/02             839            EFT
Withheld Medicare-EE & ER                   04/30/02             813            EFT
Federal Unemployment                        04/30/02              47            EFT
State Employee Inc Tax W/H                  04/15/02           3,423           7686
SDI                                         04/15/02             935           7686
State Unemployment                          04/30/02           8,321           7755














                                                           ----------
TOTAL POST PETITION TAXES PAID                               $47,600
                                                           ==========



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                 $607,186
PLUS Amounts billed during the period                                               391,433
LESS Amounts collected during the period                                            386,431
                                                                               -------------
Total Accounts Receivable at the end of the reporting period                   $    612,188
                                                                               =============


----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------------
0-30 days old                                                                       379,818
31-60 days old                                                                      133,524
61-90 days old                                                                       10,370
91+ days old                                                                         88,476
                                                                               -------------
Total Accounts Receivable                                                           612,188
Amount considered uncollectible (bad debt)                                            4,000
                                                                               -------------
Accounts Receivable (Net) at the end of the current period                         $608,188
                                                                               =============




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                         YES      NO
-------------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                      X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below                                                                                      X
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                X
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.               X



EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.7


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT

                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          None            No
    Bank Reconciliations                                  MOR 1 (cont)   None            No
    Copies of bank statements                                            None            No
    Cash disbursement journals                                           None            No
Statement of operations                                   MOR 2          Attached        No
Balance Sheet                                             MOR 3          Attached        No
Status of Postpetition Taxes                              MOR 4          None            No
    Copies of payment receipts                                           None            No
    Copies of tax returns filed during reporting period                  None            No
Summary of Unpaid Postpetition Debts                      MOR 4          None            No
        Listing of aged accounts payable                                 None            No
Accounts Receivable Reconciliation and Aging              MOR 5          None            No
Debtor Questionnaire                                      MOR 5          Attached        No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


--------------------------------------------     -------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of           CUMULATIVE
                                                 April           FILING TO DATE
                                              -----------      ----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
        Sales allowances                                -                   -
        Cash discounts                                  -                   -
           Total sales deductions             -----------       --------------
                                                        -                   -
                                              -----------       --------------

        NET SALES                                       -                   -
                                              -----------       --------------

Cost of Sales                                     (5,444)             (19,054)
                                              -----------       --------------

        GROSS PROFIT                               5,444               19,054
                                              -----------       --------------

Selling, General & Admin. Expense
    Selling expense                                     -                  -
    General & Admin. expense                            -                  -
    Corporate Fees                                      -                  -
                                              -----------       --------------
      Total S G & A and Environ. Expense                -                  -
                                              -----------       --------------

        OPERATING INCOME                           5,444               19,054
                                              -----------       --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                  -
    Interest Expense                                    -                  -
                                              -----------       --------------
       Other Income (Expense)                           -                  -
                                              -----------       --------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,444               19,054
                                              -----------       --------------

REORGANIZATION ITEMS
    Professional Fees                                   -                  -
    US Trustee Quarterly Fees                           -                  -
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                              -----------       --------------
        Total Reorganization Items                      -                  -
                                              -----------       --------------

INCOME (LOSS) BEFORE TAXES                         5,444               19,054

Provision for Taxes                                     -                  -
                                              -----------       --------------

NET INCOME (LOSS)                              $    5,444        $     19,054
                                              ===========       ==============




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)

                                                   4/30/02            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories -net                                      -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         492,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       492,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       45,837             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        679,163            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,171,163       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 4/30/02            1/15/02
------------------------------------------       -----------        -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------




LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 19,054                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,171,163          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,171,163       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
-----------------------------------------------------------------------------------------------
                                                                                  Tax Liability
                                 Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                Tax Liability   or Amt of Tax         Paid          Current Month
-----------------------------------------------------------------------------------------------
Withholding                             0                0              0                     0
FICA-Employee                           0                0              0                     0
FICA-Employer                           0                0              0                     0
Unemployment                            0                0              0                     0
Income Tax                              0                0              0                     0
Foreign Income Tax                      0                0              0                     0
Other:                                  0                0              0                     0
                              -----------------------------------------------------------------
   TOTAL FEDERAL TAXES                 $0               $0             $0                    $0
                              -----------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                             0                0              0                     0
Unemployment                            0                0              0                     0
Sales                                   0                0              0                     0
Income Tax                              0                0              0                     0
Real Property                           0                0              0                     0
Personal Property                       0                0              0                     0
Other: Describe                         0                0              0                     0
                              -----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES          $0               $0             $0                    $0
                              -----------------------------------------------------------------
                              -----------------------------------------------------------------
TOTAL POST PETITION TAXES              $0               $0             $0                    $0
                              =================================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                        -------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                           0                0              0             0                    0                0
Wages Payable                              0                0              0             0                    0                0
Taxes Payable (Other than income)          0                0              0             0                    0                0
Professional Fees                          0                0              0             0                    0                0
Rent/Lease - Building                      0                0              0             0                    0                0
Rent/Lease - Equipment                     0                0              0             0                    0                0
Other Accrued Liabilities                  0                0              0             0                    0                0
Income Taxes Payable                       0                0              0             0                    0                0
Secured Debt                               0                0              0             0                    0                0
Intercompany Payable                       0                0              0             0                    0                0
Other LT Liabilities                       0                0              0             0                    0                0
                                        -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                  $0               $0             $0            $0                   $0               $0
                                        ===========================================================================================




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
--------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
--------------------------------------------------------------------------------
TOTAL POST PETITION TAXES PAID                             $0             0
                                                     =========




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $0
PLUS Amounts billed during the period                                        0
LESS Amounts collected during the period                                     0
                                                                 ---------------
Total Accounts Receivable at the end of the reporting period                $0
                                                                 ===============

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                                0
31-60 days old                                                               0
61-90 days old                                                               0
91+ days old                                                                 0
                                                                 ---------------
Total Accounts Receivable                                                    0
Amount considered uncollectible (bad debt)                                   0
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period                  $0
                                                                 ===============


DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                         X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.8


WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $  1,397,832     $  1,350,000        $  4,511,890    $    4,308,193
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                 62,847                -           (204,438)          (260,000)
Other                                             -                -              2,549              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                       1,460,679        1,350,000          4,310,001          4,049,369
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 265,637          276,000          1,046,116          1,044,193
Payroll Taxes                               137,575          123,000            501,840            419,404
Accounts Payable                            847,844          733,000          2,599,219          2,503,569
Profit Sharing / Pension                     33,010           22,000             89,478             70,985
Insurance                                    48,035           45,000            196,728            193,343
Commissions                                  53,107           52,000            161,675            197,668
Utilities                                    31,987           15,000             49,618             49,998
Leases/Rents                                 10,647            9,000             10,647             19,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -                  -                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
US Trustee Fees                                   -                -                  -                  -
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements                  1,427,842        1,275,000          4,655,321          4,498,160
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $     32,837     $     75,000        $  (345,320)    $     (448,791)
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  American National Bank            18080294     Disbursement        $ (198,482)

  American National Bank            18081290     Payroll - Salaried  $  (34,754)

  American National Bank            18081304     Payroll - Hourly    $  (89,248)

  Petty Cash                           N/A       Petty cash                 429
                                                                     -----------

                                                                     $ (322,055)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          CUMULATIVE
                                                April          FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $ 1,458,766      $  4,689,341
Less: Defective mat'l returned                       451           (89,839)
      Sales allowances                            78,027           282,598
      Cash discounts                              13,672            31,052
                                             ------------     -------------
       Total sales deductions                     92,150            223,811
                                             ------------     -------------

      NET SALES                                1,366,616          4,465,530
                                             ------------     -------------

Cost of Sales                                  1,122,140          3,716,454
                                             ------------     -------------

     GROSS PROFIT                                244,476            749,076
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                  80,706           237,533
  General & Admin. expense                         77,883           259,781
  Corporate Fees                                   42,000           148,000
                                             ------------     -------------
   Total S G & A and Environ. Expense             200,589           645,314
                                             ------------     -------------

     OPERATING INCOME                              43,887           103,762
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                                -                 -
  Interest Expense                                      -                 -
                                             ------------     -------------
   Other Income (Expense)                               -                 -
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                              43,887           103,762
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                33,000             99,000
 US Trustee Quarterly Fees                             -                  -
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      33,000             99,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                        10,887              4,762

Provision for Taxes                                5,000              5,000
                                             ------------     -------------

NET INCOME (LOSS)                            $     5,887      $        (238)
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                   4/30/02            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents           ($322,055)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,320,846         1,161,243
  Inventories -net                                 1,808,125         1,498,330
  Other assets - current                             500,257           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,307,173         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                               31,697            36,697
  Intercompany receivable                          9,578,940         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,610,637         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,193,980         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,495,345         5,497,015
  Less: Accum. depreciation and amortization       3,632,794         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,862,551         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 14,780,361      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 4/30/02            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                         -                 -
  Accrued liabilities                                545,697                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    545,697                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                                 7,550                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                        7,550                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                     553,247                 -
                                               -------------      -------------




LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt 1                                          -           320,225
  Unsecured debt                                     987,050           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      987,050         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  1,540,297         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                      (238)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                13,240,064        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 14,780,361      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability   or Amt of Tax        Paid           Current Month
---------------------------------------------------------------------------------------------
Withholding                      10,481           44,476         42,808             12,149
FICA-Employee                     7,163           31,100         30,244              8,019
FICA-Employer                    11,006           31,129         30,245             11,890
Unemployment                     14,631            9,164              0             23,795
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                           ------------------------------------------------------------------
 TOTAL FEDERAL TAXES            $43,281         $115,869       $103,297            $55,853
                           ------------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                       4,033           14,996         19,017                     12
Unemployment                     18,948           19,654         15,261                 23,341
Sales                              (792)           5,077          3,941                    344
Income Tax                            0                0              0                     0
Real Property                    36,036            4,448              0                 40,484
Personal Property                     0                0              0                     0
Other: Describe                       0                0              0                     0
                              -----------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $58,225          $44,175        $38,219                $64,181
                              -----------------------------------------------------------------
                              -----------------------------------------------------------------
TOTAL POST PETITION TAXES      $101,506         $160,044       $141,516                $120,034
                              =================================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                           0                0              0             0                      0                 0
Wages Payable                        303,256                0              0             0                      0            303,256
Taxes Payable (Other than income)    120,034                0              0             0                      0            120,034
Professional Fees                          0                0              0             0                      0                 0
Rent/Lease - Building                      0                0              0             0                      0                 0
Rent/Lease - Equipment                     0                0              0             0                      0                 0
Other Accrued Liabilities            122,407                0              0             0                      0            122,407
Income Taxes Payable                       0                0              0             0                      0                 0
Secured Debt                               0                0              0             0                      0                 0
Intercompany Payable                   7,550                0              0             0                      0              7,550
Other LT Liabilities                       0                0              0             0                      0                 0
                                   -------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $553,247               $0             $0            $0                     $0           $553,247
                                   =================================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
--------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
--------------------------------------------------------------------------------
FWT                                    Weekly        42,808              EFT
FICA-ER                                Weekly        30,244              EFT
FICA-EE                                Weekly        30,245              EFT
SWT-IA                                04/10/02       19,017             38089
USE TAX-IA                            04/30/02        3,941              1383
SUI-IA                                04/30/02       14,887              1372
SUI-SC                                04/30/02          374              1379






















                                                   --------
TOTAL POST PETITION TAXES PAID                     $141,516
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,320,094
PLUS Amounts billed during the period                                1,458,766
LESS Amounts collected during the period                             1,397,832
                                                                    ------------
Total Accounts Receivable at the end of the reporting period         1,381,028
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                        1,039,226
31-60 days old                                                         282,741
61-90 days old                                                          22,007
91+ days old                                                            37,054
                                                                 ---------------
Total Accounts Receivable                                            1,381,028
Amount considered uncollectible (bad debt)                              60,182
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,320,846
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below                         NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.9

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.          ATTACHED       ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    ---------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    --------------   ----------------
RECEIPTS
--------
A/R Collections                   $  3,323,572      $  2,633,413     $  8,446,683     $   7,756,524
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                 (879,802)         (120,000)        (541,382)          218,420
Other                                        -                 -                -                 -
                                 -------------     -------------     -------------    -------------
     Total Receipts                  2,443,770         2,513,413        7,905,301         7,974,944
                                 -------------     -------------     -------------    -------------
DISBURSEMENTS
-------------
Net Payroll                            516,369           537,891        1,758,977         1,780,499
Payroll Taxes                          304,285           312,308          882,980           891,003
Accounts Payable                     1,821,563         1,425,950        4,753,052         4,357,439
Profit Sharing / Pension                     -            28,000          102,274           130,274
Insurance                               72,414            67,021          519,278           513,885
Commissions                             33,823            36,000          154,679           156,856
Utilities                               62,987            57,378          130,926           125,317
Leases / Rents                          24,593            45,511           26,135            47,053
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -                 -
Professional Fees-Bankruptcy                 -                 -                -                 -
US Trustee Fees                              -                 -                -                 -
Court Costs                                  -                 -                -                 -
                                 -------------     -------------     -------------    -------------
     Total disbursements             2,836,034         2,510,059        8,328,301         8,002,326
                                 -------------     -------------     -------------    -------------
NET CASH FLOW                      $  (392,264)       $    3,354      $  (423,000)   $      (27,382)
-------------                    =============    ==============     =============   ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Iowa State Savings Bank                  18082912    Payroll             $ 9,000

   National City Bank                      884096828   Disbursement     $ (178,155)

  Petty Cash                                  N/A      Petty cash            1,000
                                                                        ----------
                                                                        $ (168,155)

Bank reconciliations are available.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                                April           FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 2,965,254        $ 9,268,080
Less: Defective mat'l returned                          -                  -
        Sales allowances                          150,692            360,080
        Cash discounts                              4,139             15,456
                                             ------------        -----------
           Total sales deductions                 154,831            375,536
                                             ------------        -----------

        NET SALES                               2,810,423          8,892,544
                                             ------------        -----------
Cost of Sales                                   2,507,219          8,355,300
                                             ------------        -----------
        GROSS PROFIT                              303,204            537,244
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                98,973            288,199
    General & Admin. expense                       73,023            241,021
    Corporate Fees                                 83,000            294,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          254,996            823,220
                                             ------------        -----------
        OPERATING INCOME                           48,208           (285,976)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                2,476                  -
                                             ------------        -----------
        Other Income (Expense)                      2,476                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           50,684           (285,876)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              66,000            198,000
    US Trustee Quarterly Fees                           -                  -
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 66,000            198,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                        (15,316)          (483,876)

Provision for Taxes                                (4,000)          (161,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $    (11,316)      $   (322,876)
                                             ============       ============




WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                         4/30/02         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($168,155)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            3,176,903        2,712,548
    Inventories -net                                     5,692,361        6,262,631
    Other assets - current                                 221,025          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          8,922,134        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                1,080,242          919,242
    Intercompany receivable                             14,122,315       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                      563              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           15,203,120       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,348,400       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,767,388        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 25,892,642     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                       4/30/02         1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                    $       -        $       -
    Accounts payable                                       468,355                -
    Accrued liabilities                                  1,486,887                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     1,955,242                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                    -                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                               -                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         1,955,242                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
Secured debt                                                     -                -
    Priority debt 1                                              -        1,545,469
    Unsecured debt                                       3,938,128        3,938,128
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          3,938,128        5,483,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        5,893,370        5,483,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      4,381,662        4,381,662
    Retained earnings - postpetition                      (322,876)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   19,999,272       20,322,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 25,892,642     $ 25,805,745
                                                     =============    =============


  1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.




WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                          31,519           91,059       89,717           32,861
FICA-Employee                        22,600           65,246       61,365           26,481
FICA-Employer                        22,600           65,246       61,365           26,481
Unemployment                         16,452            2,418       15,622            3,248
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $93,171         $223,969     $228,069          $89,071
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          17,810           36,502       35,314           18,998
Unemployment                         42,631           14,835       40,902           16,564
Sales                                (2,723)           2,723            0                0
Income Tax                                0                0            0                0
Real Property                        39,105            6,100            0           45,205
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES       $96,823          $60,160      $76,216          $80,767
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $189,994         $284,129     $304,285         $169,838
                                 ==============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    468,355        0            0             0          0           468,355
Wages Payable                       947,161        0            0             0          0           947,161
Taxes Payable (Other than income)   169,838        0            0             0          0           169,838
Professional Fees                    20,545        0            0             0          0            20,545
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           349,343        0            0             0          0           349,343
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities                      0        0            0             0          0                 0
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $1,955,242       $0           $0            $0         $0        $1,955,242
                              =================================================================================



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  04/04/02        $6,194       110117
SWCC - Ia W/H                  04/18/02         6,255       110300
State UE                       04/27/02        40,902       110348
FIT PAYMENT                    04/10/02        12,094      72567650
FICM-FICA PAYMENT              04/10/02        18,284      72567650
FIT PAYMENT                    04/17/02        31,385      73564797
FICM-FICA PAYMENT              04/17/02        41,613      73564797
FIT PAYMENT                    04/24/02        14,720      74342378
FICM-FICA PAYMENT              04/24/02        20,445      74342378
FIT PAYMENT                    04/03/02        31,519      71803010
FICM-FICA PAYMENT              04/03/02        41,387      71803010
STATE INCOME TAX               04/25/02        11,249        56125
STATE INCOME TAX               04/10/02        11,616        43146
FED UNEMPLOYMENT               04/29/02        15,622      74821638
FICM-FICA PAYMENT              04/03/02         1,000      71858775





                                            -----------
TOTAL POST PETITION TAXES PAID               $304,285
                                            ===========



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  APRIL 30, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $3,768,458
PLUS Amounts billed during the period                                       2,893,974
LESS Amounts collected during the period                                    3,323,572
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $3,338,860
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,170,336
31-60 days old                                                               1,002,681
61-90 days old                                                                (45,140)
91+ days old                                                                   210,983
                                                                       ---------------
Total Accounts Receivable                                                    3,338,860
Amount considered uncollectible (bad debt)                                     179,629
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $3,159,231
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal                        no
   course of business this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a                        No
   debtor in possession account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no,          yes
   provide an explanation below.
4. Are workers compensation and general liability and other             yes
   necessary insurance coverages in effect? If no, provide an explanation below.


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

